                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 20, 2003


                         THE HOUSTON EXPLORATION COMPANY
             (Exact name of registrant as specified in its charter)




          DELAWARE                      001-11899                22-2674487
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)


  1100 LOUISIANA, SUITE 2000                                     77002-5215
        HOUSTON, TEXAS                                           (Zip Code)
(Address of principal executive
           offices)


       Registrant's telephone number, including area code: (713) 830-6800

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

         This Amendment to the Current Report on Form 8-K dated February 20, 2003, and filed February 26, 2003, is being filed to add Exhibits 5.1 and 23.1 (legality opinion and consent).

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

             Exhibit
              Number      Description
             --------     -----------
              *99.1       Underwriting Agreement between The Houston Exploration
                          Company and J.P. Morgan Securities Inc. dated February
                          20, 2003.

              *99.2 Stock Purchase Agreement among The Houston Exploration Company, KeySpan Corporation and THEC Holdings Corp. dated as of February 20, 2003.

               5.1 Opinion of Andrews & Kurth L.L.P. as to the validity of the Shares.

               23.1       Consent of Andrews & Kurth L.L.P. (included in Exhibit
                          5.1).


* Previously filed.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          THE HOUSTON EXPLORATION COMPANY


                                          By: /s/ JAMES F. WESTMORELAND
                                             -----------------------------------
                                             James F. Westmoreland
                                             Vice President, Chief Accounting
                                               Officer and Secretary


Dated:  May 12, 2003


                                       3